Transparent Value Trust

135 East 57th Street, 15th Floor

New York, NY 10022

December 11, 2012

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Transparent Value Trust (the “Registrant”)
File Nos. 333-159992; 811-22309

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated November 27, 2012, to the Prospectus dated January 28, 2012. The purpose of the filing is to submit the 497(c) filing dated November 27, 2012 in XBRL for the Registrant.

If you have any questions regarding this filing, please contact Rhonda Mills, Vice President and Associate Counsel with the Trust’s service provider, ALPS Fund Services, Inc., at 720-402-9672.

Sincerely,

/s/ Armen Arus

Armen Arus

President